UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010

MARLIN BUSINESS SERVICES CORP.
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 479-9111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2010, pursuant to the Tender Offer Statement on Schedule TO that the Registrant filed with the Securities and Exchange Commission on April 23, 2010, the Registrant canceled options to purchase 208,774 shares of the Registrant’s common stock and granted replacement options to purchase 141,421 shares of the Registrant’s common stock. Each replacement option has a new seven-year term and has an exercise price per share equal to $12.41, the fair market value of the Registrant’s common stock on the grant date of May 24, 2010. As part of this option exchange program, Daniel P. Dyer, the Registrant’s Chief Executive Officer, had 71,678 options canceled, and he was issued 48,524 replacement options, which consists of 39,912 time-vesting options that will vest 25% per year beginning on the first anniversary of the grant date and 8,612 performance-vesting options that will cliff vest three years from the grant date if certain EPS growth targets are achieved. As part of this option exchange program, George D. Pelose, the Registrant’s Chief Operating Officer, had 52,717 options canceled, and he was issued 35,964 replacement options, which consists of 29,348 time-vesting options that will vest 25% per year beginning on the first anniversary of the grant date and 6,616 performance-vesting options that will cliff vest three years from the grant date if certain EPS growth targets are achieved. As part of this option exchange program, Lynne C. Wilson, the Registrant’s Chief Financial Officer, had 10,789 options canceled, and she was issued 7,148 replacement options, which consists of 3,952 time-vesting options that will vest 25% per year beginning on the first anniversary of the grant date and 3,196 performance-vesting options that will cliff vest three years from the grant date if certain EPS growth targets are achieved.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 25, 2010, the Registrant held its Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the shareholders elected eight Directors to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and qualified. The vote on each Director is set forth below:

Name	For	Withheld
John J. Calamari	10,695,438 shares	83,085 shares
Lawrence J. DeAngelo	10,570,297 shares	208,226 shares
Daniel P. Dyer	10,734,169 shares	44,354 shares
Edward Grzedzinski	10,570,297 shares	208,226 shares
Kevin J. McGinty	10,482,404 shares	296,119 shares
Matthew J. Sullivan	10,570,197 shares	208,326 shares
J. Christopher Teets	10,720,069 shares	58,454 shares
James W. Wert	10,734,719 shares	43,804 shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.
(Registrant)

Date: May 28, 2010	/s/ Daniel P. Dyer Daniel P. Dyer Chief Executive Officer